UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10273

Morgan Stanley International Value Equity Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	August 31, 2012

Date of reporting period:	August 31, 2012

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
International Value Equity Fund

Annual Report

August 31, 2012

IVQANN
IU12-02116P-Y08/12

Morgan Stanley International Value Equity Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	8
Expense Example	10
Investment Advisory Agreement Approval	12
Portfolio of Investments	15
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	35
Report of Independent Registered Public Accounting Firm	41
U.S. Privacy Policy	42
Trustee and Officer Information	47

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley International Value Equity Fund performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended August 31, 2012

Total Return for the 12 Months Ended August 31, 2012
Class A	Class B	Class C	Class I	Class R	Class W	MSCI EAFE Index[1]	Lipper International Large- Cap Core Funds Index[2]
5.18%	5.35%	4.39%	5.52%	4.98%	5.16%	–0.04%	–0.56%

The performance of the Fund's six share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the 12 months ended August 31, 2012, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Market Conditions

The international markets, as represented by the MSCI EAFE Index (the "Index"), were flat for the 12 months ended August 31, 2012. Regionally, the U.K. performed strongly over the period, rising 7.56 percent, while Japan and the Euro bloc underperformed the Index, decreasing 5.50 and 2.50 percent, respectively.

On a sector basis, traditional defensive (or less economically sensitive) sectors outperformed their cyclical (more economically sensitive) counterparts for much of the 12-month period. In particular, consumer staples and health care were the best performing sectors in the Index. One exception to the broad story of cyclical sector weakness during the period was the energy sector, which performed well, helped by the remarkable strength of oil prices. The consumer discretionary and financials sectors marginally outperformed the Index, while all other cyclical sectors lagged. The materials sector was the worst performer for the period.

Performance Analysis

All share classes of Morgan Stanley International Value Equity Fund outperformed the MSCI EAFE Index (the "Index") and the Lipper International Large-Cap Core Funds Index for the 12 months ended August 31, 2012, assuming no deduction of applicable sales charges.

The portfolio outperformed for the 12-month period primarily due to favorable stock selection in materials and the overweight to consumer staples, the best performing sector for the period. The portfolio also benefited from positive stock selection in information technology, health care and financials. Conversely, stock selection in energy was the most significant detractor from relative performance over the period. Another negative influence was weak stock selection in industrials, which negated the positive contribution from the portfolio's underweight to this poorly performing sector during the period.

We continue to believe that market optimism about Germany eventually conceding to euro bonds (i.e. Germany underwriting the debts of the eurozone) is misplaced as this requires a ceding of sovereignty that would take years to negotiate and that the people, not least the Germans, will likely not stomach. German Chancellor Merkel is also walking a fine political line with more polls showing a lack of support from the German people for bailouts of the periphery. The German constitutional court is also due to give its ruling on the legality of the European Stability Mechanism (ESM) after the close of the reporting period on September 12. While it looks unlikely that the court will rule against the ESM, it could well impose certain conditions delaying the further establishment of the ESM. In all, we believe there is a good chance that investors will be left hanging in the wind for longer than expected.

Eventually investors' attention will have to return to what is going on in the real economy, where the data is not encouraging. As the economic tide recedes from Europe to China, we are about to find out who has been swimming naked. The large earnings downgrades we have already seen in the metal and mining companies will inevitably flow downhill into other sectors, in our view.

Our outlook and strategy remains broadly unchanged from the beginning of 2012. We remain comfortable with our defensive positioning in the portfolio, in particular the large overweight in consumer staples, where we believe absolute valuations remain attractive particularly in the context of the extremely low yield on "risk-free" assets. Elsewhere we continue to favor what we believe are high-quality companies with rock-solid balance sheets, relatively stable cash flows, steadily growing dividends and broad geographic diversity. We continue to believe that the risk/reward trade-off for many euro-centric names, particularly financials and cyclicals, does not yet look overly compelling, particularly against a deteriorating economic backdrop and the likelihood of further turmoil in the eurozone. Japan, in our view, remains an obvious island of value but one also littered with "value traps" that need to be avoided.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 08/31/12
British American Tobacco PLC	4.6%
Nestle SA, (Registered)	4.5
Imperial Tobacco Group PLC	4.3
Unilever N.V., CVA	4.3
Reckitt Benckiser Group PLC	4.1
Sanofi	3.0
Novartis AG, (Registered)	2.7
Bayer AG, (Registered)	2.4
Prudential PLC	2.3
HSBC Holdings PLC	2.3
TOP FIVE COUNTRIES as of 08/31/12
United Kingdom	36.0%
Japan	21.3
Switzerland	12.3
Germany	6.9
France	6.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in a diversified portfolio of common stocks and other equity securities, including depositary receipts and securities convertible into common stock, of companies located outside of the United States. These companies may be of any asset size, including small and medium capitalization companies, and may be located in developed or emerging market countries. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site,

http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Performance of $10,000 Investment
Over 10 Years

Average Annual Total Returns—Period Ended August 31, 2012 (unaudited)
Symbol	Class A Shares* (since 04/26/01) IVQAX		Class B Shares** (since 04/26/01) IVQBX		Class C Shares† (since 04/26/01) IVQCX		Class I Shares†† (since 04/26/01) IVQDX	Class R Shares# (since 03/31/08) IVQRX	Class W Shares## (since 03/31/08) IVQWX
1 Year	5.18 –0.33[4]	%[3]	5.35 0.35[4]	%[3]	4.39 3.39[4]	%[3]	5.52 —%[3]	4.98 —%[3]	5.16 —%[3]
5 Years	–2.54[3] –3.58[4]		–2.45[3] –2.72[4]		–3.26[3] –3.26[4]		–2.28[3] —	— —	— —
10 Years	6.31[3] 5.74[4]		5.97[3] 5.97[4]		5.53[3] 5.53[4]		6.59[3] —	— —	— —
Since Inception	4.88[3] 4.39[4]		4.49[3] 4.49[4]		4.10[3] 4.10[4]		5.14[3] —	–2.05[3] —	–1.91[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, Class I, Class R, and Class W shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" of the Prospectus for more information.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

#  Class R has no sales charge.

##  Class W has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper International Large-Cap Core Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on August 31, 2012.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/12 – 08/31/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	03/01/12	08/31/12	03/01/12 – 08/31/12
Class A
Actual (–0.94% return)	$1,000.00	$990.60	$9.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.94	$9.27
Class B
Actual (–0.83% return)	$1,000.00	$991.70	$9.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.99	$9.22
Class C
Actual (–1.30% return)	$1,000.00	$987.00	$12.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.17	$13.05
Class I
Actual (–0.70% return)	$1,000.00	$993.00	$7.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.19	$8.01

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	03/01/12	08/31/12	03/01/12 – 08/31/12
Class R
Actual (–0.95% return)	$1,000.00	$990.50	$10.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.68	$10.53
Class W
Actual (–0.95% return)	$1,000.00	$990.50	$9.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.43	$9.78

  @  Expenses are equal to the Fund's annualized expense ratios of 1.83%, 1.82%, 2.58%, 1.58%, 2.08%, and 1.93% for Class A, Class B, Class C, Class I, Class R, and Class W shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

    Because Class B shares incurred lower expenses under the 12b-1 Plan, than did Class A shares for the six months ended August 31, 2012, the total operating expense ratio for Class B shares was lower and as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

    The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Advisers and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and five-year periods but below its peer group average for the three- year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the

Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley International Value Equity Fund

Portfolio of Investments  ■  August 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (98.2%)
	Australia (3.0%)
	Chemicals
12,790	Orica Ltd.	$321,033
	Energy Equipment & Services
44,834	WorleyParsons Ltd.	1,234,388
	Insurance
319,891	AMP Ltd. (a)	1,478,845
	Oil, Gas & Consumable Fuels
181,339	Santos Ltd.	2,110,485
	Total Australia	5,144,751
	Canada (1.1%)
	Metals & Mining
101,477	Turquoise Hill Resources Ltd. (b)	815,316
	Oil, Gas & Consumable Fuels
47,575	Encana Corp. (a)	1,053,093
	Total Canada	1,868,409
	China (0.5%)
	Insurance
233,800	AIA Group Ltd. (c)	805,662
	France (6.7%)
	Commercial Banks
22,098	BNP Paribas SA	955,638
	Diversified Telecommunication Services
79,676	France Telecom SA	1,099,954
	Electrical Equipment
71,453	Legrand SA	2,463,116
	Machinery
37,706	Vallourec SA	1,745,506
NUMBER OF SHARES		VALUE
	Pharmaceuticals
61,795	Sanofi	$5,047,146
	Total France	11,311,360
	Germany (6.9%)
	Auto Components
4,604	Continental AG	456,996
	Automobiles
7,724	Volkswagen AG (Preference)	1,361,131
	Chemicals
22,391	BASF SE	1,737,709
	Household Products
18,326	Henkel AG & Co. KGaA (Preference)	1,383,770
	Pharmaceuticals
52,561	Bayer AG (Registered)	4,076,757
	Software
39,275	SAP AG	2,588,181
	Total Germany	11,604,544
	Ireland (1.1%)
	Construction Materials
101,795	CRH PLC	1,795,006
	Italy (1.3%)
	Oil, Gas & Consumable Fuels
97,658	ENI SpA	2,159,207
	Japan (21.3%)
	Auto Components
168,000	NGK Spark Plug Co., Ltd.	1,824,134
	Automobiles
75,700	Toyota Motor Corp.	3,010,323
	Chemicals
9,700	Nitto Denko Corp.	451,020

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Portfolio of Investments  ■  August 31, 2012 continued

NUMBER OF SHARES		VALUE
	Commercial Banks
60,419	Sumitomo Mitsui Financial Group, Inc. (a)	$1,878,508
565,000	Sumitomo Mitsui Trust Holdings, Inc.	1,586,117
		3,464,625
	Electrical Equipment
246,000	Mitsubishi Electric Corp.	2,011,281
	Electronic Equipment, Instruments & Components
377,000	Hitachi Ltd.	2,177,576
111,400	Hoya Corp.	2,524,813
9,700	Keyence Corp.	2,562,443
19,800	Kyocera Corp.	1,711,133
		8,975,965
	Food & Staples Retailing
29,000	Lawson, Inc. (a)	2,221,775
	Household Durables
185,000	Sekisui House Ltd.	1,740,961
	Insurance
46,800	MS&AD Insurance Group Holdings	741,733
	Media
15,700	Asatsu-DK, Inc. (a)	405,611
	Oil, Gas & Consumable Fuels
355	INPEX Corp.	2,029,087
	Pharmaceuticals
49,000	Astellas Pharma, Inc. (a)	2,396,791
	Real Estate Management & Development
170,000	Mitsubishi Estate Co., Ltd.	3,000,989
	Semiconductors & Semiconductor Equipment
33,300	Tokyo Electron Ltd.	1,576,362
NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
1,339	NTT DoCoMo, Inc. (a)	$2,282,942
	Total Japan	36,133,599
	Netherlands (6.1%)
	Chemicals
45,220	Akzo Nobel N.V.	2,601,279
	Food Products
207,528	Unilever N.V. CVA (a)	7,230,443
	Metals & Mining
38,649	ArcelorMittal (a)	576,043
	Total Netherlands	10,407,765
	Singapore (1.0%)
	Diversified Telecommunication Services
635,000	Singapore Telecommunications Ltd.	1,728,202
	Switzerland (12.3%)
	Commercial Banks
150,809	UBS AG (Registered) (b)	1,684,120
	Construction Materials
26,826	Holcim Ltd. (Registered) (b)	1,644,732
	Food Products
123,774	Nestle SA (Registered)	7,690,857
	Insurance
8,326	Zurich Insurance Group AG (b)	1,999,257
	Pharmaceuticals
78,023	Novartis AG (Registered)	4,595,141
17,211	Roche Holding AG (Genusschein)	3,131,266
		7,726,407
	Total Switzerland	20,745,373

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Portfolio of Investments  ■  August 31, 2012 continued

NUMBER OF SHARES				VALUE
	United Kingdom (36.0%)
	Beverages
43,610	Diageo PLC			$1,192,997
	Commercial Banks
328,396	Barclays PLC			956,618
438,651	HSBC Holdings PLC			3,821,228
3,152,908	Lloyds Banking Group PLC (b)			1,660,276
42,019	Standard Chartered PLC			929,191
				7,367,313
	Electric Utilities
117,519	SSE PLC			2,553,273
	Food & Staples Retailing
322,314	WM Morrison Supermarkets PLC			1,430,770
	Household Products
123,568	Reckitt Benckiser Group PLC			6,986,994
	Industrial Conglomerates
134,795	Smiths Group PLC			2,237,831
	Insurance
117,348	Admiral Group PLC			2,210,942
704,166	Legal & General Group PLC			1,427,334
318,026	Prudential PLC			3,977,475
493,108	Resolution Ltd.			1,690,660
				9,306,411
	Machinery
34,814	Weir Group PLC (The) (a)			900,504
	Metals & Mining
71,864	BHP Billiton PLC			2,089,617
70,773	Xstrata PLC			1,066,246
				3,155,863
	Oil, Gas & Consumable Fuels
89,113	BG Group PLC			1,817,620
372,226	BP	PL	C	2,603,233
				4,420,853
NUMBER OF SHARES		VALUE
	Tobacco
148,038	British American Tobacco PLC	$7,750,229
188,852	Imperial Tobacco Group PLC	7,356,508
		15,106,737
	Trading Companies & Distributors
54,494	Bunzl PLC	971,030
92,007	Travis Perkins PLC	1,497,776
		2,468,806
	Wireless Telecommunication Services
1,320,079	Vodafone Group PLC	3,805,588
	Total United Kingdom	60,933,940
	United States (0.9%)
	Beverages
35,853	Dr. Pepper Snapple Group, Inc.	1,606,573
	Total Common Stocks (Cost $168,796,489)	166,244,391
NUMBER OF SHARES (000)
	Short-Term Investments (10.6%) Securities held as Collateral on Loaned Securities (9.0%)
	Investment Company
15,288	Morgan Stanley Institutional Liquidity Fund - Treasury Securities Portfolio - Institutional Class (See Note 5)	15,288,448
	Total Securities held as Collateral on Loaned Securities (Cost $15,288,448)	15,288,448

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Portfolio of Investments  ■  August 31, 2012 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (1.6%)
2,738	Morgan Stanley Institutional Liquidity Fund - Treasury Securities Portfolio - Institutional Class (See Note 5) (Cost $2,738,245)	$2,738,245
	Total Short-Term Investments (Cost $18,026,693)	18,026,693
Total Investments (Cost $186,823,182) (d)	108.8%	184,271,084
Liabilities in Excess of Other Assets	(8.8)	(14,935,802)
Net Assets	100.0%	$169,335,282

  CVA  Certificaten Van Aandelen.

  (a)  All or a portion of this security was on loan at August 31, 2012.

  (b)  Non-income producing security.

  (c)  Security trades on the Hong Kong exchange.

  (d)  The fair value and percentage of net assets, $162,769,409 and 96.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

Summary of Investments

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	$19,247,101		11.4%
Tobacco	15,106,737		8.9
Food Products	14,921,300		8.8
Insurance	14,331,908		8.5
Commercial Banks	13,471,696		8.0
Oil, Gas & Consumable Fuels	11,772,725		7.0
Electronic Equipment, Instruments & Components	8,975,965		5.3
Household Products	8,370,764		5.0
Wireless Telecommunication Services	6,088,530		3.6
Chemicals	5,111,041		3.0
Metals & Mining	4,547,222		2.7
Electrical Equipment	4,474,397		2.6
Automobiles	4,371,454		2.6
Food & Staples Retailing	3,652,545		2.2
Construction Materials	3,439,738		2.0
Real Estate Management & Development	3,000,989		1.8
Diversified Telecommunication Services	2,828,156		1.7
Beverages	2,799,570		1.7
Investment Company	2,738,245		1.6
Machinery	2,646,010		1.6
Software	2,588,181		1.5
Electric Utilities	2,553,273		1.5
Trading Companies & Distributors	2,468,806		1.5
Auto Components	2,281,130		1.4
Industrial Conglomerates	2,237,831		1.3
Household Durables	1,740,961		1.0
Semiconductors & Semiconductor Equipment	1,576,362		0.9
Energy Equipment & Services	1,234,388		0.7
Media	405,611		0.2
	$168,982,636	+	100.0%

  +  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Financial Statements

Statement of Assets and Liabilities

August 31, 2012

Assets:
Investments in securities, at value (cost $168,796,489) (including $14,619,374 for securities loaned)	$166,244,391
Investment in affiliate, at value (cost $18,026,693)	18,026,693
Total investments in securities, at value (cost $186,823,182)	184,271,084
Cash (foreign currency with a cost of $779,346)	781,184
Receivable for:
Investments sold	716,907
Dividends	655,036
Foreign withholding taxes reclaimed	137,850
Shares of beneficial interest sold	17,318
Dividends from affiliate	20
Receivable from Distributor	50,946
Prepaid expenses and other assets	7,614
Total Assets	186,637,959
Liabilities:
Collateral on securities loaned, at value	15,288,448
Payable for:
Investments purchased	1,014,684
Shares of beneficial interest redeemed	347,090
Transfer agent fee	142,693
Advisory fee	115,672
Distribution fee	51,197
Administration fee	11,603
Accrued expenses and other payables	331,290
Total Liabilities	17,302,677
Net Assets	$169,335,282
Composition of Net Assets:
Paid-in-capital	$264,660,261
Net unrealized depreciation	(2,554,755)
Accumulated undistributed net investment income	3,440,353
Accumulated net realized loss	(96,210,577)
Net Assets	$169,335,282
Class A Shares:
Net Assets	$34,031,277
Shares Outstanding (unlimited shares authorized, $0.01 par value)	4,035,954
Net Asset Value Per Share	$8.43
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$8.90
Class B Shares:
Net Assets	$38,326,793
Shares Outstanding (unlimited shares authorized, $0.01 par value)	4,570,645
Net Asset Value Per Share	$8.39
Class C Shares:
Net Assets	$12,626,067
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,509,904
Net Asset Value Per Share	$8.36
Class I Shares:
Net Assets	$84,176,828
Shares Outstanding (unlimited shares authorized, $0.01 par value)	9,955,080
Net Asset Value Per Share	$8.46
Class R Shares:
Net Assets	$86,553
Shares Outstanding (unlimited shares authorized, $0.01 par value)	10,347
Net Asset Value Per Share	$8.37
Class W Shares:
Net Assets	$87,764
Shares Outstanding (unlimited shares authorized, $0.01 par value)	10,476
Net Asset Value Per Share	$8.38

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Financial Statements continued

Statement of Operations

For the year ended August 31, 2012

Net Investment Income: Income
Dividends (net of $382,198 foreign withholding tax)	$6,022,796
Income from securities loaned - net	120,733
Dividends from affiliate (Note 5)	4,336
Interest	32
Total Income	6,147,897
Expenses
Advisory fee (Note 3)	1,428,819
Distribution fee (Class A shares) (Note 4)	90,241
Distribution fee (Class B shares) (Note 4)	99,924
Distribution fee (Class C shares) (Note 4)	136,592
Distribution fee (Class R shares) (Note 4)	413
Distribution fee (Class W shares) (Note 4)	293
Transfer agent fees and expenses	293,890
Merger expense (Note 11)	257,083
Administration fee (Note 3)	142,882
Professional fees	95,305
Custodian fees	84,439
Shareholder reports and notices	82,496
Registration fees	76,239
Trustees' fees and expenses	4,310
Other	36,307
Total Expenses	2,829,233
Less: plan of distribution fee rebate (Class B shares) (Note 4)	(1,091)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(4,434)
Net Expenses	2,823,708
Net Investment Income	3,324,189
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	173,631
Foreign currency translation	(120,341)
Net Realized Gain	53,290
Change in Unrealized Appreciation (Depreciation) on:
Investments	4,975,952
Foreign currency translation	(25,922)
Net Change in Unrealized Appreciation (Depreciation)	4,950,030
Net Gain	5,003,320
Net Increase	$8,327,509

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2012	FOR THE YEAR ENDED AUGUST 31, 2011
Increase (Decrease) in Net Assets: Operations:
Net investment income	$3,324,189	$4,274,691
Net realized gain	53,290	11,382,703
Net change in unrealized appreciation (depreciation)	4,950,030	12,499,807
Net Increase	8,327,509	28,157,201
Dividends to Shareholders From Net Investment Income:
Class A shares	(555,156)	(896,377)
Class B shares	(638,563)	(1,082,844)
Class C shares	(70,315)	(177,069)
Class I shares	(1,598,968)	(2,396,152)
Class R shares	(1,051)	(1,399)
Class W shares	(1,199)	(1,523)
Total Dividends	(2,865,252)	(4,555,364)
Net decrease from transactions in shares of beneficial interest	(35,201,474)	(58,531,840)
Net Decrease	(29,739,217)	(34,930,003)
Net Assets:
Beginning of period	199,074,499	234,004,502
End of Period (Including accumulated undistributed net investment income of $3,440,353 and $2,844,719, respectively)	$169,335,282	$199,074,499

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012

1. Organization and Accounting Policies

Morgan Stanley International Value Equity Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund was organized as a Massachusetts business trust on January 11, 2001 and commenced operations on April 26, 2001.

The Fund offers Class A shares, Class B shares, Class C shares, Class I shares, Class R shares and Class W shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares, Class R shares, and Class W shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class C shares, Class R shares and Class W shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, Class I shares, Class R shares and Class W shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) For equity securities traded on foreign exchanges, the latest reported sales price (or the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sales price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

The value of loaned securities and related collateral outstanding at August 31, 2012 were $14,619,374 and $15,288,448, respectively. The Fund received cash collateral of which $15,288,448 was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Auto Components	$—	$2,281,130	$—	$2,281,130
Automobiles	—	4,371,454	—	4,371,454
Beverages	1,606,573	1,192,997	—	2,799,570
Chemicals	—	5,111,041	—	5,111,041
Commercial Banks	—	13,471,696	—	13,471,696
Construction Materials	—	3,439,738	—	3,439,738
Diversified Telecommunication Services	—	2,828,156	—	2,828,156
Electric Utilities	—	2,553,273	—	2,553,273
Electrical Equipment	—	4,474,397	—	4,474,397
Electronic Equipment, Instruments & Components	—	8,975,965	—	8,975,965
Energy Equipment & Services	—	1,234,388	—	1,234,388
Food & Staples Retailing	—	3,652,545	—	3,652,545
Food Products	—	14,921,300	—	14,921,300
Household Durables	—	1,740,961	—	1,740,961
Household Products	—	8,370,764	—	8,370,764
Industrial Conglomerates	—	2,237,831	—	2,237,831
Insurance	—	14,331,908	—	14,331,908
Machinery	—	2,646,010	—	2,646,010
Media	—	405,611	—	405,611
Metals & Mining	815,316	3,731,906	—	4,547,222
Oil, Gas & Consumable Fuels	1,053,093	10,719,632	—	11,772,725
Pharmaceuticals	—	19,247,101	—	19,247,101
Real Estate Management & Development	—	3,000,989	—	3,000,989

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Semiconductors & Semiconductor Equipment	$—	$1,576,362	$—	$1,576,362
Software	—	2,588,181	—	2,588,181
Tobacco	—	15,106,737	—	15,106,737
Trading Companies & Distributors	—	2,468,806	—	2,468,806
Wireless Telecommunication Services	—	6,088,530	—	6,088,530
Total Common Stocks	3,474,982	162,769,409	—	166,244,391
Short-Term Investments — Investment Company	18,026,693	—	—	18,026,693
Total Assets	$21,501,675	$162,769,409	$—	$184,271,084

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of August 31, 2012, securities with a total value of $152,789,882 transferred from Level 1 to Level 2. At August 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser and Sub-Advisers, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; (iii) Class C — up to 1.00% of the average daily net assets of Class C shares; (iv) Class R — up to 0.50% of the average daily net assets of Class R shares; and (v) Class W — up to 0.35% of the average daily net assets of Class W shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses at August 31, 2012.

The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waiver when it deems that such action is appropriate. For the year ended August 31, 2012, the distribution fee was accrued for Class B at an annual rate of 0.24%.

At August 31, 2012, included in the Statement of Assets and Liabilities, is a receivable from the Fund's Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a "reimbursement plan", the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of August 31, 2012.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 1.00%, 0.50% or 0.35% of the average daily net assets of Class A, Class C, Class R or Class W shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended August 31, 2012, the distribution fee was accrued for Class A, Class C, Class R and Class W shares at the annual rate of 0.25%, 0.99%, 0.50% and 0.35%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2012, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $177, $7,254 and $468, respectively, and received $1,223 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended August 31, 2012, aggregated $40,256,507 and $75,541,743, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended August 31, 2012, advisory fees paid were reduced by $4,434 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended August 31, 2012 is as follows:

VALUE AUGUST 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE AUGUST 31, 2012
$5,819,812	$54,948,484	$42,741,603	$4,336	$18,026,693

For the year ended August 31, 2012, the Fund incurred brokerage commissions of $1,720 with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

For the year ended August 31, 2012, the Fund incurred brokerage commissions of $273 with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At August 31, 2012, investments in securities of issuers in the United Kingdom and Japan were 36.0% and 21.3%, respectively, of the Fund's net assets. These investments, as well as other non-U.S. securities, may be affected by economic or political developments in these countries.

At August 31, 2012, the Fund's cash balance consisted of interest bearing deposits with State Street, the Fund's Custodian.

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED AUGUST 31, 2012		FOR THE YEAR ENDED AUGUST 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	400,529	$3,254,942	429,153	$3,626,067
Reinvestment of dividends	71,593	543,388	103,988	881,820
Redeemed	(1,322,196)	(10,587,941)	(1,965,245)	(16,969,631)
Net decrease — Class A	(850,074)	(6,789,611)	(1,432,104)	(12,461,744)
CLASS B SHARES
Sold	39,973	312,099	60,845	525,360
Reinvestment of dividends	81,585	615,150	123,751	1,043,224
Redeemed	(1,337,842)	(10,663,660)	(2,036,711)	(17,411,437)
Net decrease — Class B	(1,216,284)	(9,736,411)	(1,852,115)	(15,842,853)
CLASS C SHARES
Sold	20,736	165,338	31,037	264,787
Reinvestment of dividends	9,030	68,268	20,409	171,845
Redeemed	(476,175)	(3,773,584)	(709,518)	(5,996,536)
Net decrease — Class C	(446,409)	(3,539,978)	(658,072)	(5,559,904)
CLASS I SHARES
Sold	204,183	1,661,042	420,132	3,643,885
Reinvestment of dividends	208,485	1,582,404	279,570	2,373,549
Redeemed	(2,284,060)	(18,378,934)	(3,552,113)	(30,685,773)
Net decrease — Class I	(1,871,392)	(15,135,488)	(2,852,411)	(24,668,339)
CLASS W SHARES
Sold	—	—	118	1,000
Reinvestment of dividends	2	14	—	—
Net increase — Class W	2	14	118	1,000
Net decrease in Fund	(4,384,157)	$(35,201,474)	(6,794,584)	$(58,531,840)

Effective the close of business on May 16, 2012, the Fund suspended the continuous offering of its Class R shares and Class W shares and thus, no further purchases of Class R shares or Class W shares of the Fund may be made by investors. In addition, Class B shares of the Fund were closed for purchases by new investors as of the close of business on May 16, 2012.

Effective the close of business on June 12, 2012, Class A, Class C and Class I shares of the Fund were closed for purchases by new investors.

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended August 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2011 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$2,865,252	$4,555,364

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

Permanent differences, primarily due to non-deductible merger expenses and foreign currency losses, resulted in the following reclassifications among the Fund's components of net assets at August 31, 2012:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$136,697	$120,388	$(257,085)

At August 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$3,458,705	—

At August 31, 2012, the aggregate cost for federal income tax purposes is $188,068,048. The aggregate gross unrealized appreciation is $15,694,782 and the aggregate gross unrealized depreciation is $19,491,746 resulting in net unrealized depreciation of $3,796,964.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At August 31, 2012, the Fund had available for Federal income tax purposes unused long term capital losses of $396,070 that do not have an expiration date.

In addition, at August 31, 2012, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

Amount	Expiration
$10,993,096	August 31, 2017
80,509,345	August 31, 2018
3,067,200	August 31, 2019

Morgan Stanley International Value Equity Fund

Notes to Financial Statements  ■  August 31, 2012 continued

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

10. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

11. Subsequent Event

On September 27, 2012, shareholders of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series the International Equity Portfolio ("International Equity"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to International Equity in exchange for shares of International Equity and pursuant to which the Fund will be liquidated and terminated (the "Reorganization"). Each shareholder of the Fund will receive the class of shares of International Equity that corresponds to the class of shares of the Fund currently held by that shareholder. The Fund will cease offering shares of all classes of the Fund after the close of business on October 19, 2012. It is anticipated that the Reorganization will be consummated on or about October 29, 2012.

Morgan Stanley International Value Equity Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED AUGUST 31,
	2012		2011		2010^		2009^		2008^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.14		$7.49		$7.86		$10.26		$14.09
Income (loss) from investment operations:
Net investment income(1)	0.14		0.15		0.12		0.14		0.21
Net realized and unrealized gain (loss)	0.27		0.65		(0.29)		(1.55)		(1.63)
Total income (loss) from investment operations	0.41		0.80		(0.17)		(1.41)		(1.42)
Less dividends and distributions from:
Net investment income	(0.12)		(0.15)		(0.20)		(0.26)		(0.14)
Net realized gain	—		—		—		(0.73)		(2.27)
Total dividends and distributions	(0.12)		(0.15)		(0.20)		(0.99)		(2.41)
Net asset value, end of period	$8.43		$8.14		$7.49		$7.86		$10.26
Total Return(2)	5.18%		10.62%		(2.35)%		(11.70)%		(12.36)%
Ratios to Average Net Assets(3):
Net expenses	1.65	%(4)	1.47	%(4)	1.51	%(4)	1.50	%(4)	1.36	%(4)
Net investment income	1.79	%(4)	1.72	%(4)	1.48	%(4)	1.99	%(4)	1.72	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$34,031		$39,757		$47,304		$57,939		$89,770
Portfolio turnover rate	23%		29%		36%		25%		36%

^  Beginning with the year ended August 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2012		2011		2010^		2009^		2008^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.09		$7.45		$7.83		$10.24		$13.95
Income (loss) from investment operations:
Net investment income(1)	0.14		0.15		0.12		0.15		0.22
Net realized and unrealized gain (loss)	0.28		0.65		(0.29)		(1.55)		(1.61)
Total income (loss) from investment operations	0.42		0.80		(0.17)		(1.40)		(1.39)
Less dividends and distributions from:
Net investment income	(0.12)		(0.16)		(0.21)		(0.28)		(0.05)
Net realized gain	—		—		—		(0.73)		(2.27)
Total dividends and distributions	(0.12)		(0.16)		(0.21)		(1.01)		(2.32)
Net asset value, end of period	$8.39		$8.09		$7.45		$7.83		$10.24
Total Return(2)	5.35%		10.60%		(2.33)%		(11.61)%		(12.18)%
Ratios to Average Net Assets(3):
Net expenses	1.64	%(4)(5)	1.45	%(4)	1.45	%(4)	1.34	%(4)	1.25	%(4)
Net investment income	1.80	%(4)(5)	1.74	%(4)	1.54	%(4)	2.15	%(4)	1.83	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(4)(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$38,327		$46,832		$56,906		$75,250		$122,494
Portfolio turnover rate	23%		29%		36%		25%		36%

^  Beginning with the year ended August 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Distributor had not rebated/waived a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
August 31, 2012	2.40%	1.04%

(6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2012		2011		2010^		2009^		2008^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.05		$7.39		$7.76		$10.06		$13.84
Income (loss) from investment operations:
Net investment income(1)	0.08		0.08		0.06		0.09		0.12
Net realized and unrealized gain (loss)	0.27		0.66		(0.29)		(1.51)		(1.60)
Total income (loss) from investment operations	0.35		0.74		(0.23)		(1.42)		(1.48)
Less dividends and distributions from:
Net investment income	(0.04)		(0.08)		(0.14)		(0.15)		(0.03)
Net realized gain	—		—		—		(0.73)		(2.27)
Total dividends and distributions	(0.04)		(0.08)		(0.14)		(0.88)		(2.30)
Net asset value, end of period	$8.36		$8.05		$7.39		$7.76		$10.06
Total Return(2)	4.39%		9.91%		(3.15)%		(12.38)%		(12.97)%
Ratios to Average Net Assets(3):
Net expenses	2.39	%(4)	2.21	%(4)	2.26	%(4)	2.25	%(4)	2.08	%(4)
Net investment income	1.05	%(4)	0.98	%(4)	0.73	%(4)	1.24	%(4)	1.00	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$12,626		$15,741		$19,328		$25,217		$41,975
Portfolio turnover rate	23%		29%		36%		25%		36%

^  Beginning with the year ended August 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,
	2012		2011		2010^		2009^		2008^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.17		$7.52		$7.89		$10.32		$14.16
Income (loss) from investment operations:
Net investment income(1)	0.16		0.17		0.14		0.16		0.24
Net realized and unrealized gain (loss)	0.27		0.65		(0.29)		(1.56)		(1.63)
Total income (loss) from investment operations	0.43		0.82		(0.15)		(1.40)		(1.39)
Less dividends and distributions from:
Net investment income	(0.14)		(0.17)		(0.22)		(0.30)		(0.18)
Net realized gain	—		—		—		(0.73)		(2.27)
Total dividends and distributions	(0.14)		(0.17)		(0.22)		(1.03)		(2.45)
Net asset value, end of period	$8.46		$8.17		$7.52		$7.89		$10.32
Total Return(2)	5.52%		10.88%		(2.10)%		(11.44)%		(12.14)%
Ratios to Average Net Assets(3):
Net expenses	1.40	%(4)	1.22	%(4)	1.26	%(4)	1.25	%(4)	1.11	%(4)
Net investment income	2.04	%(4)	1.97	%(4)	1.73	%(4)	2.24	%(4)	1.97	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$84,177		$96,576		$110,313		$144,113		$283,181
Portfolio turnover rate	23%		29%		36%		25%		36%

^  Beginning with the year ended August 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,								FOR THE PERIOD MARCH 31, 2008(1)
									THROUGH
	2012		2011		2010^		2009^		AUGUST 31, 2008^
Class R Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.08		$7.44		$7.81		$10.25		$11.17
Income (loss) from investment operations:
Net investment income(2)	0.12		0.13		0.10		0.13		0.10
Net realized and unrealized gain (loss)	0.27		0.65		(0.28)		(1.56)		(1.02)
Total income (loss) from investment operations	0.39		0.78		(0.18)		(1.43)		(0.92)
Less dividends and distributions from:
Net investment income	(0.10)		(0.14)		(0.19)		(0.28)		—
Net realized gain	—		—		—		(0.73)		—
Total dividends and distributions	(0.10)		(0.14)		(0.19)		(1.01)		—
Net asset value, end of period	$8.37		$8.08		$7.44		$7.81		$10.25
Total Return(3)	4.98%		10.34%		(2.52)%		(11.94)%		(8.24	)%(7)
Ratios to Average Net Assets(4):
Net expenses	1.90	%(5)	1.72	%(5)	1.76	%(5)	1.75	%(5)	1.61	%(5)(8)
Net investment income	1.54	%(5)	1.47	%(5)	1.23	%(5)	1.74	%(5)	2.18	%(5)(8)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Supplemental Data:
Net assets, end of period, in thousands	$87		$84		$77		$81		$92
Portfolio turnover rate	23%		29%		36%		25%		36%

^  Beginning with the year ended August 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The date shares were first issued.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Financial Highlights continued

	FOR THE YEAR ENDED AUGUST 31,								FOR THE PERIOD MARCH 31, 2008(1)
									THROUGH
	2012		2011		2010^		2009^		AUGUST 31, 2008^
Class W Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.09		$7.45		$7.82		$10.26		$11.17
Income (loss) from investment operations:
Net investment income(2)	0.14		0.14		0.11		0.14		0.11
Net realized and unrealized gain (loss)	0.26		0.65		(0.28)		(1.56)		(1.02)
Total income (loss) from investment operations	0.40		0.79		(0.17)		(1.42)		(0.91)
Less dividends and distributions from:
Net investment income	(0.11)		(0.15)		(0.20)		(0.29)		—
Net realized gain	—		—		—		(0.73)		—
Total dividends and distributions	(0.11)		(0.15)		(0.20)		(1.02)		—
Net asset value, end of period	$8.38		$8.09		$7.45		$7.82		$10.26
Total Return(3)	5.16%		10.49%		(2.40)%		(11.83)%		(8.15	)%(7)
Ratios to Average Net Assets(4):
Net expenses	1.75	%(5)	1.57	%(5)	1.61	%(5)	1.60	%(5)	1.46	%(5)(8)
Net investment income	1.69	%(5)	1.62	%(5)	1.38	%(5)	1.89	%(5)	2.33	%(5)(8)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Supplemental Data:
Net assets, end of period, in thousands	$88		$85		$77		$81		$92
Portfolio turnover rate	23%		29%		36%		25%		36%

^  Beginning with the year ended August 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The date shares were first issued.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

See Notes to Financial Statements

Morgan Stanley International Value Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley International Value Equity Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley International Value Equity Fund (the "Fund"), including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to September 1, 2010 were audited by another independent registered public accounting firm whose report, dated October 26, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley International Value Equity Fund as of August 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 23, 2012

Morgan Stanley International Value Equity Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley International Value Equity Fund

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley International Value Equity Fund

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley International Value Equity Fund

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley International Value Equity Fund

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley International Value Equity Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.

Morgan Stanley International Value Equity Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley International Value Equity Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley International Value Equity Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley International Value Equity Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley International Value Equity Fund

2012 Federal Tax Notice (unaudited)

2012 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2012. For corporate shareholders, 3.73% of the dividends qualified for the dividend received deduction.
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended August 31, 2012. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $3,849,121 as taxable at this lower rate.
For the taxable year ended August 31, 2012, the Fund intends to pass through foreign tax credits of $147,631, and has derived income from sources within foreign countries of $3,955,150.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$39,240		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$5,457	(3)	$197, 626	(4)
All Other Fees	$			$1,148,453
Total Non-Audit Fees		$5.457		$1,346,079

Total		$44,697		$1,346,079

2011

	Registrant			Covered Entities(1)
Audit Fees		$39, 240		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,501,000	(2)
Tax Fees		$5,457	(3)	$1,350,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,457		$7,851,000

Total		$44,697		$7,851,000

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.                                     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley International Value Equity Fund

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
October 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
October 23, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 23, 2012